UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2012
(Date of earliest event reported)

Cinedigm Digital Cinema Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the Annual Meeting of Stockholders on September 12, 2012 (the “Annual Meeting”) of Cinedigm Digital Cinema Corp. (the “Company”), the stockholders of the Company approved an amendment (the “Plan Amendment”) to the Company's Second Amended and Restated 2000 Equity Incentive Plan (the “Plan”) to increase the total number of shares of the Company's Class A Common Stock available for issuance thereunder from 6,300,000 to 9,300,000 shares.

The foregoing description is qualified in its entirety by reference to the Plan and the Plan Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of the Company, the stockholders of the Company approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”), and on September 13, 2012 the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Charter (the “Charter Amendment”) pursuant to Section 242 of the Delaware General Corporation Law.  Pursuant to the Charter Amendment, the Company’s Charter was amended (i) to increase the number of shares of common stock authorized for issuance by 30,000,000 and to designate the additional shares as Class A Common Stock and (ii) to redesignate the 13,759,000 unissued shares of Class B Common Stock as Class A Common Stock.  Following the Charter Amendment, the Company has 118,759,000 shares of Class A Common Stock authorized for issuance.

The foregoing description is qualified in its entirety by reference to the Charter and Charter Amendment, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Company, the stockholders of the Company voted to approve four proposals.  Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors.  Details of the voting are provided below:

Proposal 1:

To elect nine (9) members of the Company’s Board of Directors to serve until the 2013 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. McGurk	24,249,501	330,136	12,456,644
Adam M. Mizel	24,073,393	506,244	12,456,644
Gary S. Loffredo	24,233,101	346,536	12,456,644
Peter C. Brown	24,353,301	226,336	12,456,644
Wayne L. Clevenger	24,019,417	560,220	12,456,644
Matthew W. Finlay	24,353,501	226,136	12,456,644
Edward A. Gilhuly	24,021,001	558,636	12,456,644
Martin B. O’Connor, II	24,358,501	221,136	12,456,644
Laura Nisonger Sims	23,954,743	624,894	12,456,644

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To amend the Company’s Certificate of Incorporation (i) to increase the number of shares of common stock authorized for issuance and to designate the additional shares as Class A Common Stock and (ii) to redesignate the unissued shares of Class B Common Stock as Class A Common Stock.	33,334,026	3,701,254	1,001	0

Proposal 3:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To amend the Company’s Second Amended and Restated 2000 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder.	21,339,444	3,239,193	1,000	12,456,644

Proposal 4:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending March 31, 2013.	36,848,810	59,973	127,498	--

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amendment effective September 13, 2012 to Fourth Amended and Restated Certificate of Incorporation of Cinedigm Digital Cinema Corp.
10.1	Amendment dated September 12, 2012 to Second Amended and Restated 2000 Equity Incentive Plan of the Company.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:    September 14, 2012

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	President of Digital Cinema, General Counsel & Secretary

EXHIBIT INDEX
Exhibit Number	Description
3.1	Amendment effective September 13, 2012 to Fourth Amended and Restated Certificate of Incorporation of Cinedigm Digital Cinema Corp.
10.1	Amendment dated September 12, 2012 to Second Amended and Restated 2000 Equity Incentive Plan of the Company.

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